Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Todd A. Becker
Title: Director
Name: Todd A. Becker

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Christopher B. Begley
Title: Director
Name: Christopher B. Begley

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/ Ellen L. Brothers
Title: Director
Name: Ellen L. Brothers

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/ Sean M. Connolly
Title: Director
Name: Sean M. Connolly

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/ Laurette T. Koellner
Title: Director
Name: Laurette T. Koellner

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Craig P. Omtvedt
Title: Director
Name: Craig P. Omtvedt

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Sir Ian Prosser
Title: Director
Name: Sir Ian Prosser

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Jonathan P. Ward
Title: Director
Name: Jonathan P. Ward

POWER OF ATTORNEY

The undersigned, a director of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly, Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/James D. White
Title: Director
Name: James D. White

POWER OF ATTORNEY

The undersigned, an officer of The Hillshire Brands (the “Company”), hereby constitutes and appoints Maria Henry and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Sean M. Connolly
Title: President and Chief Executive Officer
Name: Sean M. Connolly

POWER OF ATTORNEY

The undersigned, an officer of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly and Kent B. Magill, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Maria Henry
Title: Executive Vice President, Chief Financial     Officer
Name: Maria Henry

POWER OF ATTORNEY

The undersigned, an officer of The Hillshire Brands (the “Company”), hereby constitutes and appoints Sean M. Connolly and Maria Henry, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 21st day of August 2014.

Signature:     /s/Kent B. Magill
Title: Executive Vice President, General Counsel     and Corporate Secretary
Name: Kent B. Magill